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                                                                    EXHIBIT 99.1


                    (THE WILLIAMS COMPANIES, INC. LETTERHEAD)

                                 June 11, 2003

Via Fax & FedEx
(214) 209-2431

Williams Coal Seam Gas Royalty Trust
Bank of America, N.A.
901 Main Street, Suite 1700
Dallas, Texas 75202

Attention: Ron E. Hooper, Vice President

       Re: WTU-Exercise of Call Option

Dear Mr. Hooper:

         In accordance with my email to you of June 6, 2003, please be advised that The Williams Companies, Inc. on June 6, 2003, provided official notice to Quatro Finale IV LLC of its intention to exercise its call option to purchase 2,408,791 units of the Williams Coal Seam Gas Royalty Trust ("WTU"). The exercise date associated with this transaction is June 13, 2003.


                               Very truly yours,

                               /s/ JAMES N. CUNDIFF

                                   James N. Cundiff


JNC:ss